UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2025

METAL SKY STAR ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41344	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

221 River Street, 9th Floor, Hoboken, New Jersey	07030
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 201-721-8789

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, $0.001 par value, one redeemable warrant, and one right	MSSAU	The Nasdaq Stock Market LLC
Ordinary Shares, $0.001 par value	MSSA	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one Ordinary Share at an exercise price of $11.50 per share	MSSAW	The Nasdaq Stock Market LLC
Rights to receive one-tenth (1/10th) of one Ordinary Share	MSSAR	The Nasdaq Stock Market LLC

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 2, 2025, Metal Sky Star Acquisition Corporation, a Cayman Islands exempted company (“Metal Sky Star” or the “Company”), received a letter (the “Letter”) from the Listing Qualifications Department of the Nasdaq Stock Market LLC (“Nasdaq”) stating that (i) the Staff has determined that the Company’s securities will be delisted from The Nasdaq Stock Market; (ii) trading of the Company’s Ordinary Shares, Units, Rights, and Warrants will be suspended at the opening of business on April 9, 2025; and (iii) a Form 25-NSE will be filed with the Securities and Exchange Commission (the “SEC”), which will remove the Company’s securities from listing and registration on The Nasdaq Stock Market. Pursuant to Nasdaq Listing Rule IM-5101-2, a special purpose acquisition company must complete one or more business combinations within 36 months of the effectiveness of its IPO registration statement. Since the Company failed to complete its initial business combination by March 31, 2025, the Company did not comply with IM-5101-2, and its securities are now subject to delisting.

The Company will not appeal Nasdaq’s determination to delist the Company’s securities and accordingly, the Company’s securities will be suspended from trading on Nasdaq at the opening of business on April 9, 2025. The Company intends to apply for the listing of its securities on the OTC market under the same ticker symbols after they are delisted from Nasdaq. The Company is working diligently to complete a business combination as soon as practicable.

The Company will remain a reporting entity under the Securities Exchange Act of 1934, as amended, with respect to continued disclosure of financial and operational information.

Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements are typically identified by words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements are based on the current expectations of the Company’s management and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These factors include, without limitation, our ability to respond in a timely and satisfactory matter to the inquiries by Nasdaq, our ability to regain compliance with the Rule and our ability to become current with our reports with the SEC. For additional information about factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to our filings with the SEC. Forward-looking statements represent management’s current expectations and are inherently uncertain. Except to the extent required by applicable law, we do not undertake any obligation to update or revise forward-looking statements made by us to reflect subsequent events or circumstances.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 2, 2025, Metal Sky Star held an Extraordinary General Meeting of its shareholders. At the Extraordinary General Meeting, the shareholders approved certain amendments to Metal Sky Star’s amended and restated memorandum and articles of association (the “Amended and Restated Memorandum and Articles of Association”) as described in further detail in Item 5.07 of this Current Report on Form 8-K. The proposed amendments to the Company’s Amended and Restated Memorandum and Articles of Association approved by the Company’s shareholders were to (a) extend the date by which the Company has to consummate a business combination up to nine (9) times from April 5, 2025 to January 5, 2026, (b) reduce the amount of the fee to extend such time period and (c) eliminate (i) the limitation that the Company shall not redeem its public shares to the extent that such redemption would result in the ordinary shares, or the securities of any entity that succeeds the Company as a public company, becoming “penny stock” (as defined in accordance with Rule 3a51-1 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), or cause the Company to not meet any greater net tangible asset or cash requirement which may be contained in the agreement relating to a business combination (the “Redemption Limitation”) and (ii) the limitation that the Company shall not consummate a business combination if the Redemption Limitation is exceeded.

The amendments are described in more detail in Metal Sky Star’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on March 17, 2025 (the “Proxy Statement”). The final voting results for each of the proposals are indicated below. On April 2, 2025, following the approval of the proposals described above, the Company adopted the amendments to the Amended and Restated Memorandum and Articles of Association. The foregoing description is qualified in its entirety by reference to the amendments to the Amended and Restated Memorandum and Articles of Association, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Extraordinary General Meeting held on April 2, 2025, there were 3,696,514 ordinary shares of Metal Sky Star present in person or represented by proxy, representing 98.38% of the outstanding ordinary shares of Metal Sky Star as of March 11, 2025, the record date for the Extraordinary General Meeting, and constituting a quorum for the transaction of business. At the Extraordinary General Meeting, each of the proposals described below was approved by the Company’s shareholders of record. The final results for the votes regarding each proposal are set forth in the following tables. Each of the proposals is described in detail in the Company’s Proxy Statement.

Proposal 1 (Election of Directors Proposal):

To elect five directors to serve as the members of the board of directors of the Company (the “Board”) to hold office until the second succeeding annual general meeting of shareholders or until their respective successors have been elected and qualified: 01) Wenxi He, 02) Christopher John Regan, 03) Zhuo Wang, 04) Zining Jiang and 05) Xinghua Fan.

	For	Withhold
01) Wenxi He	3,696,514	0
02) Christopher John Regan	3,696,514	0
03) Zhuo Wang	3,696,514	0
04) Zining Jiang	3,696,514	0
05) Xinghua Fan	3,696,514	0

Proposal 2 (Ratification of Appointment of Independent Auditor Proposal):

To ratify the appointment of UHY LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

	For	Against	Abstain
Ratification of Appointment of Independent Auditor Proposal	3,696,514	0	0

Proposal 3 (Extension Proposal):

To amend the Amended and Restated Memorandum and Articles of Association to extend the date by which the Company has to consummate a business combination up to nine (9) times (the “Extended Date”), each such extension for an additional one-month period (each an “Extension”), from April 5, 2025 to January 5, 2026, and reduce the amount of the fee to extend such time period, by amending the Amended and Restated Memorandum and Articles of Association to delete the existing Article 36.2 thereof and replacing it with the new Article 36.2 in the form set forth in Annex A of the accompanying Proxy Statement.

	For	Against	Abstain
Extension Proposal	3,688,035	8,479	0

Proposal 4 (Trust Amendment Proposal):

To amend the investment management trust agreement, dated March 30, 2022, as amended on October 31, 2023 and November 12, 2024, (the “Trust Agreement”), by and among the Company, Wilmington Trust, N.A., as trustee, and Vstock Transfer LLC, to reflect the Extension Proposal by depositing into the Trust Account $25,000 (the “Extension Payment”) for each one-month extension.

	For	Against	Abstain
Trust Amendment Proposal	3,688,035	8,479	0

Proposal 5 (Redemption Limitation Amendment Proposal):

To amend the Amended and Restated Memorandum and Articles of Association, as provided by the second resolution set forth in Annex A of the accompanying Proxy Statement, to eliminate (i) the limitation that the Company shall not redeem its public shares to the extent that such redemption would result in the ordinary shares, or the securities of any entity that succeeds the Company as a public company, becoming “penny stock” (as defined in accordance with Rule 3a51-1 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), or cause the Company to not meet any greater net tangible asset or cash requirement which may be contained in the agreement relating to a Business Combination (the “Redemption Limitation”) and (ii) the limitation that the Company shall not consummate a Business Combination if the Redemption Limitation is exceeded.

	For	Against	Abstain
Redemption Limitation Amendment Proposal	3,696,514	0	0

Proposal 6 (Adjournment Proposal):

To direct, by an ordinary resolution, the chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve any of the foregoing proposals.

	For	Against	Abstain
Adjournment Proposal	3,688,035	8,479	0

Because other proposals had received the requisite approval, this Proposal 6 was rendered moot and not voted at the Extraordinary General Meeting.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Amendments to the Amended and Restated Memorandum and Articles of Association
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf as of April 4, 2025 by the undersigned hereunto duly authorized.

METAL SKY STAR ACQUISITION CORPORATION

By:	/s/ Wenxi He
Wenxi He Chief Executive Officer and Director